CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 28, 2013

Date of Report

(Date of Earliest Event Reported)

SPECIALTY CONTRACTORS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-166057	27-1897718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087

(Address of principal executive offices (zip code))

(214) 457-1227

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 DISPOSITION OF ASSETS

On February 28, 2013, the Company divested its wholly owned subsidiary Texas Deco Pierre, LLC due to continuing losses and simultaneously acquired 100% of the outstanding common stock of Alpha Wise Assets, LLC (“Alpha”).  On February 28, 2013, Specialty purchased 5,070,000 shares of its common stock from its President and simultaneously issued it in exchange for a 100% equity interest in Alpha.  As a result of the transaction, Alpha became the wholly owned subsidiary of Specialty and the shareholders of Alpha owned a majority of the voting stock of Specialty.  The transaction was regarded as a reverse recapitalization (reverse merger) whereby Alpha was considered to be the accounting acquirer as its shareholders controlled of Specialty after the transaction, although Specialty is the legal parent company.  The share exchange was treated as a recapitalization of Specialty.  As such, Alpha (and its historical financial statements) is the continuing entity for financial reporting purposes. The financial statements have been prepared as if Alpha had always been the reporting company and, on the share transaction date, changed its name and reorganized its capital stock.

The agreements for acquisition and disposition of assets are included as an Exhibit to this filing.

When we divested our wholly owned subsidiary, repurchased the 5,970,000 common shares from our former President, and issued those shares for 100% of the outstanding equity of Alpha Wise Assets, LLC, the only consideration that changed hands was the $30,000, the assets and the shares of our common stock.

Prior to the acquisition of Alpha from Michael Goode, there were no material relationships between Mr. Goode and the registrant or any of its affiliates, or any director of officer of the registrant, or any associate of any such director or officer.

Management’s Discussion and Analysis

EXECUTIVE OVERVIEW:

The national economy and the housing market saw strengthening and we saw an increase in sales in our area due to that. We anticipate that our home in inventory will sell in 2013.

Business Overview

We design, construct, market, and sell single-family homes. The Company was formed as Specialty Contractors, Inc. (the “Company”, “we”, “us” or “our”) was incorporated in Texas in 2009. The Company now is in the homebuilding business. Our homebuilding operations are solely in Texas.

We currently have one home which is complete and awaiting final inspection in the Dallas market area. We are focusing on the first-time buyer market in the $200,000 to $220,000 price range.

Our operations span all significant aspects of the home building process – from design, construction and sale.

Geographic Breakdown of Markets by Segment

We have one home for sale in the Dallas, Texas area market.

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Employees

We have two employees, our President/CEO and our CFO, and except for the 10,000 shares the President received when joining the Company, both are unpaid.

Corporate Offices and Available Information

Our corporate offices are located at 1541 E Interstate 30, Suite 140, Rockwall, Texas 75087. Historical information is available on the SEC website at www.sec.gov where our reports on Forms 10-K, 10-Q and 8-K can be viewed. and amendments to these reports filed or furnished pursuant to Section 13(d) or 15(d) of the Exchange Act as soon as reasonably practicable after they are filed with, or furnished to, the Securities and Exchange Commission (SEC). Copies of the Company’s Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to these reports are available free of charge upon request.

Business Strategies

We entered the home building market in early 2013 due to the strengthening of the home market nationwide, but especially in the Southwest. Although indicators point to a recovery in the housing market, specifically certain long-term fundamentals which support housing demand, namely population growth and household formation, remain solid, we believe the current positive conditions will be with us in Texas for the foreseeable future. In order to be profitable, we will need to purchase lots at fair prices and drive greater operating efficiencies, as well as control expenses commensurate with our level of deliveries.

Our goal is to become a recognized builder in the market in which we operate, which will enable us to achieve powers and economies of scale and differentiate ourselves from many of our competitors.

We are committed to customer satisfaction and quality in the homes that we build. We recognize that our future success rests in the ability to deliver quality homes to satisfied customers. We seek to expand our commitment to customer service through a variety of quality initiatives. In addition, our focus remains on attracting and developing quality associates. We plan to use several leadership development and mentoring programs to identify key individuals and prepare them for positions of greater responsibility within our Company.

Operating Policies and Procedures

We attempt to reduce the effect of certain risks inherent in the housing industry through the following policies and procedures:

Design - Our residential construction project(s) are generally located in suburban areas easily accessible through public and personal transportation.

Construction - We design and supervise the development and building of our home(s). Our homes are constructed according to standardized prototypes which are designed and engineered to provide innovative product design while attempting to minimize costs of construction. We generally employ subcontractors for the installation of lot improvements and construction of homes. Agreements with subcontractors are generally short term and provide for a fixed price for labor and materials. We try to rigorously control costs.

Materials and Subcontractors - We attempt to maintain efficient operations by utilizing standardized materials available from a variety of sources. In addition, we generally contract with subcontractors to construct our homes.

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Marketing and Sales - Our residential property(ies) are sold principally through signs and listing the home(s) for sale on the real estate multiple listing service (MLS).

Customer Service and Quality Control – Our officers are responsible for customer service and pre-closing quality control inspections as well as responding to post-closing customer needs. Prior to closing, each home is inspected and any necessary completion work is undertaken by us. Our homes are enrolled in a standard limited warranty program which, in general, provides a homebuyer with a one-year warranty for the home’s materials and workmanship, a two-year warranty for the home’s heating, cooling, ventilating, electrical, and plumbing systems, and a 10 year warranty for major structural defects. All of the warranties contain standard exceptions, including, but not limited to, damage caused by the customer.

Customer Financing - We sell our homes to customers who generally finance their purchases through mortgages. Independent mortgage financial service entities provides our customers with competitive financing and coordinates and expedites the loan origination transaction through the steps of loan application, loan approval, and closing and title services.

Residential Development Activities

Our residential development activities include site planning and engineering, and marketing and selling homes. These activities are performed by our officers or associates, together with independent architects, consultants, and contractors.

Current base prices for our homes are expected to be in the $180,000 to $220,000 price range. Closings generally occur and are typically reflected in revenues within 12 months of when sales contracts are signed.

Seasonality

Our business is seasonal in nature and, historically, weather-related problems, typically in the fall, late winter and early spring, can delay starts or closings and increase costs.

Competition

Our homebuilding operations are highly competitive. We are among the smallest homebuilders in the United States in both homebuilding revenues and home deliveries. We compete with numerous real estate developers in the geographic area in which we operate. Our competition ranges from small local builders to larger regional builders to publicly owned builders and developers, most of which have greater sales and financial resources than we do. Previously owned homes and the availability of rental housing provide additional competition. We compete primarily on the basis of price, location, design, quality, service, and flexibility.

Regulation and Environmental Matters

We are subject to various local, state, and federal statutes, ordinances, rules, and regulations concerning zoning, building design, construction, and similar matters, including local regulations which impose restrictive zoning and density requirements in order to limit the number of homes that can eventually be built within the boundaries of a particular locality. In addition, we are subject to registration and filing requirements in connection with the construction, advertisement, and sale of homes in the state and locality in which we operate even if all necessary government approvals have been obtained. We may also be subject to periodic delays or may be precluded entirely from building due to building moratoriums that could be implemented in the future in the places in which we operate.

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We are also subject to a variety of local, state, federal, and foreign laws and regulations concerning protection of health and the environment (“environmental laws”). The particular environmental laws which apply to any given area according to the community site, the site’s environmental conditions, and the present and former uses of the site. These environmental laws may result in delays, may cause us to incur substantial compliance, remediation, and/or other costs, and prohibit or severely restrict development and homebuilding activity.

Result of our operations for the two months ended February 28, 2013 and from Inception to December 31, 2012.

REVENUE:  Revenue was $0 for the two months ended February 28, 2013 and for December 31, 2012.

COST OF REVENUE: Cost of revenues was $0 for the two months ended February 28, 2013 and for December 31, 2012.

OPERATING EXPENSES. Operating expenses for the two months ended February 28, 2013 and December 31, 2012 were $100 and $30,635 respectively.

NET LOSS. Our net loss for the two months ended February 28, 2013 and for December 31, 2012 were $100 and $30,334 respectively.

LIQUIDITY AND CAPITAL RESOURCES.  The Company believes it will have to raise additional capital to fund its business operations for the next twelve months.

In addition to the preceding, the Company plans for liquidity needs on a short term and long term basis as follows:

Short Term Liquidity:

The Company relies on one primary funding source for short term liquidity needs: advances from the line of credit. The Company has borrowed $194,037 and $176,086 as of February 28, 2013 and December 31, 2012, respectively, for working capital.  The line of credit accrues interest at 5.25%. We finance our inventory through the line of credit. We do not have any commitments for equity funding at this time. As such there is no assurance that we can raise additional capital from external sources, the failure of which could cause us to curtail operations.

Long Term Liquidity:

The long term liquidity needs of the Company are projected to be met primarily through the cash flow provided by operations. Cash flow used in Operating Activities for the two months ended February 28, 2013 was $22,324, of which $23,463 was financed inventory.  We anticipate cash flow from operating activities to improve. Future cash flow will be derived from line of credit advances to fund our expected loss.

GOING CONCERN: The Company has limited operations and has working capital of $44,577 and an accumulated deficit of $30,465 as of February 28, 2013. Because of this financial position and limited operations, the Company may require additional working capital to survive. The Company intends to raise additional working capital either through private placements or bank loans or loans from management if there is need for liquidity to alleviate the substantial doubt to continuing as a going concern. There are no assurances that the Company will be able to do any of these. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to the Company.  If adequate working capital cannot be generated, the Company may not be able to continue its operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 28, 2013, the Company issued 5,970,000 shares of common stock to Michael Goode in exchange for 100% of the outstanding equity of Alpha Wise Assets, LLC, valued at $30,000. The shares carry no exercise, conversion, warrants or options.

The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”) since the foregoing issuances and grants did not involve a public offering, the recipients took the shares and options for investment and not resale, the Company took appropriate measures to restrict transfer, and the recipients were either (a) “accredited investors” and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Act. No underwriters or agents were involved in the foregoing issuances and the Company paid no underwriting discounts or commissions.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

Simultaneously with the disposition of its subsidiary and purchase of Alpha Wise Assets, LLC, the Company purchased 5,970,000 shares from the former President and simultaneously reissued them to Michael Goode, the Company’s new sole Director and Officer. Along with the 10,000 shares Mr. Goode received as compensation when he joined the Company, Mr. Goode now owns 5,980,000 common shares of the Company which equates to 88.10% of the outstanding common stock.

When we divested our wholly owned subsidiary, repurchased the 5,970,000 common shares from our former President, and issued those shares for 100% of the outstanding equity of Alpha Wise Assets, LLC, the only consideration that changed hands was the $30,000, the assets and the shares of our common stock.

SECURITY OWNERSHIP OF MANANGEMENT AND BENEFICIAL OWNERS

As of November 28, 2013 the following persons are known to the Company to own 5% or more of the Company's Voting Stock:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	Michael Goode 1313 S State Hwy 205 Rockwall, Texas 75032	5,980,000	88.10%

Common Stock	Charles Smith 1541 E Interstate 30 #140 Rockwall, Texas 75087	162,000	2.39%

Common Stock	Children of Charles Smith Through a Trust/Family LP 1541 E Interstate 30 #140 Rockwall, Texas 75087	288,000	4.25%

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Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In accordance with the disposition of assets and change in control of the Company’s common stock, Charles Bartlett resigned as an officer and director of the Company and Michael Goode was elected as sole director and appointed as CEO, President, Chief Accounting Officer, Secretary, and Treasurer of the Company.

Michael Goode, age 60, attended McLennan Community College in Waco, Texas studying Business Administration from 1974 to 1979 where he graduated with an Associate Degree in Applied Science Management Development.

Mr. Goode entered the U.S. Navy in 1971 to 1978 and then worked for the Veterans Administration Regional Office in Waco, Texas until 1981 when he worked for the State of Texas Veteran Affairs Commission from 1981 to 1985. Mr. Goode worked for A.L. Williams Insurance part time from 1984 until employing fulltime from 1985 to 1988 as a Divisional District Manager. Mr. Goode then worked for the Department of Labor in Dallas, Texas from 1988 until retirement in 2009 as a Senior Claims Examiner. Mr. Goode is owner of Goode Investments from 2010 to the present which is involved in real estate investments which includes home remodeling and construction of new homes.

Professional Affiliations of Mr. Goode include the American Legion, Masonic Lodge, and Professional Bowlers Association.

Subsequent to this transaction, on April 16, 2013, Charles Smith was appointed as Chief Financial Officer of the Company. This was disclosed in a Form 8-K filed with the U.S. Securities and Exchange Commission on April 17, 2013. Mr. Smith is also our Chief Accounting Officer.

Item 5.06 CHANGE IN SHELL COMPANY STATUS

Upon disposition of Texas Deco Pierre, LLC and immediately prior to the acquisition of Alpha Wise Assets, LLC, we were a ‘shell’ company.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The audited financial statements of Alpha Wise Assets, LLC were filed as an Exhibit to our 8-K/A filed with the SEC on July 31, 2013:

PRO FORMA FINANCIAL INFORMATION

Asset Purchase Agreement

On February 28, 2013, Specialty Contractors, Inc. ("Specialty"), acquired 100% of the outstanding common stock of Alpha Wise Assets, LLC (“Alpha”).  On February 28, 2013, Specialty purchased 5,070,000 shares of its common stock from its President and simultaneously issued it in exchange for a 100% equity interest in Alpha.  As a result of the transaction, Alpha became the wholly owned subsidiary of Specialty and the shareholders of Alpha owned a majority of the voting stock of Specialty.  The transaction was regarded as a reverse recapitalization whereby Alpha was considered to be the accounting acquirer as its shareholders controlled of Specialty after the transaction, although Specialty is the legal parent company.  The share exchange was treated as a recapitalization of Specialty.  As such, Alpha (and its historical financial statements) is the continuing entity for financial reporting purposes. The financial statements have been prepared as if Alpha had always been the reporting company and, on the share transaction date, changed its name and reorganized its capital stock.

The consolidated financial statements of The Registrant and Alpha Wise Assets, LLC are attached as an Exhibit to this Form 8-K.

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EXHIBITS

  * Asset Purchase Agreement

  * Audited financial Statements of the company acquired as of December 31, 2012 and February 28, 2013

  Consolidated financial statements on the date of purchase, February 28, 2013.

*  Filed previously on Form 8-K/A on July 31, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIALTY CONTRACTORS, INC.

By:   /s/  Michael Goode

Michael Goode

Chief Executive Officer

Dated:  February 4, 2014

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